UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 28, 2025

TECOGEN INC. (OTCQX: TGEN)
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-36103	04-3536131
(Commission File Number)	(IRS Employer Identification No.)

76 Treble Cove Road
North Billerica, Massachusetts 01862
(Address of Principal Executive Offices and Zip Code)

(781) 466-6400
(Registrant's telephone number, including area code)

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of exchange on which registered

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On February 28, 2025, Tecogen Inc. (“Company,” “we,” “our, ”us”) entered into a Sales and Marketing Agreement with Vertiv Corporation, an Ohio corporation (“Vertiv”), a subsidiary of Vertiv Holdings Co., a Delaware corporation (NYSE: VRT), relating to sales and marketing of Tecogen DTx Chillers (“Tecogen Chillers”) for data center cooling applications (the “Agreement”).

The Agreement is effective March 1, 2025 and has a term of two years. The Agreement provides that Vertiv will establish a budget for marketing activities and use commercially reasonable efforts to sell Tecogen Chillers for cooling applications in data centers. The Agreement also provides the basis for the negotiation of a definitive supply agreement between Vertiv and us, and that the Agreement may be terminated by either party if the parties are unable to enter into a definitive supply agreement.

We have agreed to provide Vertiv with reasonable discounts for purchases of significant volumes of Tecogen Chillers, and Vertiv has agreed to use commercially reasonable efforts to assist us in securing favorable terms for engineering components and supplies for manufacturing Tecogen Chillers.

Pursuant to the Agreement we have granted Vertiv the exclusive right to market and sell Tecogen Chillers for use in data center cooling applications outside the United States, and the non-exclusive right to market and sell Tecogen Chillers for data center cooling applications within the United States. We have also agreed to grant Vertiv exclusive rights to market and sell Tecogen Chillers for data center cooling applications in the United States if Vertiv achieves and maintains agreed sales levels of Tecogen Chillers.

The foregoing description of the Agreement is not complete and is qualified in its entirety by reference to the full text of the Agreement filed as Exhibit 99.01 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
99.01	Sales and Marketing Agreement Between Vertiv and Tecogen Regarding Data Center Cooling Applications

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TECOGEN INC.

By: /s/ Abinand Rangesh
March 3, 2025	Abinand Rangesh, Chief Executive Officer